Supplement dated August 12, 2015 to the Prospectus dated May 1, 2015, for the Pacific Destinations O-Series variable annuity contract issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented.

Fidelity® Variable Insurance Products Money Market Portfolio change in fundamental concentration policy and portfolio name.

At a special shareholder meeting of the Fidelity VIP Money Market Portfolio, shareholders approved a proposal to modify the portfolio’s fundamental concentration policy to enable the portfolio to operate as a government money market fund. As a result of the change, the portfolio will change its name to Government Money Market Portfolio. These portfolio changes are expected to become effective in the fourth quarter of 2015. When this change occurs, all references to the Fidelity VIP Money Market Portfolio in the Contract Prospectus will be changed to Fidelity VIP Government Money Market Portfolio. See the Fidelity VIP Money Market Portfolio prospectus for additional information at www.PacificLife.com.

Form No.	DONYSUP0815